UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2015

RCM Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10245 (Commission File Number)	95-1480559 (I.R.S. Employer Identification No.)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 356-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As disclosed in Item 5.07 below, the shareholders of RCM Technologies, Inc. (the “Company”) approved an amendment to the RCM Technologies, Inc. 2001 Employee Stock Purchase Plan (the “ESPP”) at the Company’s 2015 annual meeting of stockholders (the “Annual Meeting”) held on December 3, 2015.

On October 15, 2015, our Board adopted, subject to stockholder approval at the Annual Meeting, an amendment to the ESPP.  The amendment increases by 300,000 shares the total number of shares of the Company’s common stock authorized for purchase under the ESPP, from 800,000 shares to 1,100,000 shares, and extends the term of the ESPP by an additional seven years from December 31, 2018, so that the ESPP will terminate on December 31, 2025.

The above description of the amendment to the ESPP is a summary and is qualified in its entirety by reference to the full text of such amendment, filed as Exhibit A to the Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on October 30, 2015 and incorporated by reference herein.

Item 5.07          Submission of Matters to a Vote of Security Holders

On December 3, 2015, the Company held the Annual Meeting.  At the Annual Meeting, the Company’s stockholders (i) elected six (6) persons to the Board of Directors (the “Board”); (ii) approved the amendment to the ESPP; (iii) ratified the selection by the Board’s Audit Committee of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2016; and (iv) voted on an advisory basis to approve the compensation of the Company’s named executive officers for 2014.  The results of these votes, as certified by the independent inspector of elections for the Annual Meeting, are set forth below.

Proposal 1.  Election of six (6) persons to serve as directors of the Company, each to serve until the Company’s next annual meeting or until their successors have been duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes

Roger H. Ballou	8,257,020	161,735	44,116	3,139,078
Maier O. Fein	8,244,903	174,351	43,616	3,139,079
Leon Kopyt	7,841,779	604,839	16,252	3,139,079
Richard D. Machon	8,304,592	140,054	18,224	3,139,079
S. Gary Snodgrass	8,291,113	153,034	18,724	3,139,078
Bradley S. Vizi	8,259,661	157,992	45,218	3,139,078

Proposal 2.  Approval of an amendment to the RCM Technologies, Inc. 2001 Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,372,290	60,198	30,381	3,139,080

Proposal 3.  Ratification of the selection by the Board’s Audit Committee of EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending January 2, 2016.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,517,153	30,617	54,179	--

Proposal 4.  Approval, on an advisory basis, of the compensation of the Company’s named executive officers for 2014.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,320,185	123,104	19,580	3,139,080

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1
Amendment 2015-3 to the RCM Technologies, Inc. 2001 Employee Stock Purchase Plan (filed as Exhibit A to the Company’s Definitive Proxy Statement for the 2015 Annual Meeting filed with the Securities and Exchange Commission on October 30, 2015 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: December 4, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1
Amendment 2015-3 to the RCM Technologies, Inc. 2001 Employee Stock Purchase Plan (filed as Exhibit A to the Company’s Definitive Proxy Statement for the 2015 Annual Meeting filed with the Securities and Exchange Commission on October 30, 2015 and incorporated herein by reference).

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